UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 19, 2006 (July 13, 2006)

Wyndham Worldwide Corporation

(Exact name of Registrant as specified in its charter)

Delaware	1-32876	20-0052541
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

Seven Sylvan Way Parsippany, NJ	07054
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code (973) 496-8900

None
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As described in Item 8.01 below, on July 13, 2006, Cendant Corporation (“Cendant”) announced that its board of directors approved the distribution to its stockholders of all of its shares of common stock of Wyndham Worldwide Corporation (“Wyndham”), a wholly owned subsidiary of Cendant that holds directly or indirectly the assets and liabilities associated with Cendant’s Hospitality Services (including Timeshare Resorts) businesses. A copy of Cendant’s press release dated July 13, 2006 is attached hereto as Exhibit 99.1 and is incorporated herein by reference. As further described in Item 8.01 below, in connection with the distribution, Cendant will deliver to its stockholders an information statement that describes for stockholders the details of the distribution and provides information on the business and management of Wyndham.

Item 1.01	Entry into a Material Definitive Agreement.

Stockholder Rights Plan

On July 13, 2006, Wyndham adopted a stockholder rights plan (the “Rights Plan”) and entered into a rights agreement (the “Rights Agreement”), dated as of July 13, 2006, between Wyndham and Mellon Investor Services LLC as Rights Agent. Pursuant to the Rights Agreement, one preferred stock purchase right (a “Right”) will be issued for each outstanding share of Wyndham common stock. In connection with the adoption of the Rights Plan, Wyndham filed with the Delaware Secretary of State a Certificate of Designation authorizing 600,000 shares of Series A Junior Participating Preferred Stock (the “Certificate of Designation”). Each Right issued will be subject to the terms of the Rights Agreement. A summary description of the Rights Agreement is provided below.

The Rights will initially trade with, and be inseparable from, Wyndham common stock. The Rights are not represented by certificates. New Rights will accompany any new shares of common stock that Wyndham issues after the date the separation is completed until the date on which the Rights are separated from Wyndham common stock and became exercisable as described below.

Exercise Price. Each Right allows its holder to purchase from Wyndham one one-thousandth of a share of Wyndham’s Series A junior participating preferred stock (“Preferred Stock”) for $150, once the Rights are separated from Wyndham common stock and become exercisable. Prior to its exercise, a Right does not give its holder any dividend, voting or liquidation rights.

Exercisability. Each Right will not be separated from Wyndham common stock and will not be exercisable until the earlier of:

•	ten business days (or a later date determined by Wyndham’s board of directors (“Wyndham’s Board” or “our Board”) before the Rights are separated from Wyndham common stock) after the public announcement that a person or group has become an “acquiring person” by acquiring beneficial ownership of 15% or more of Wyndham’s outstanding common stock or

•	ten business days (or a later date determined by Wyndham’s Board before the Rights are separated from Wyndham common stock) after a person or group begins a tender or exchange offer that, if completed, would result in that person or group becoming an acquiring person.

Until the date the Rights become exercisable, book-entry ownership of Wyndham common stock will evidence the Rights, and any transfer of shares of Wyndham common stock will constitute a transfer of the Rights associated with the shares of common stock. After the date the Rights separate from Wyndham common stock, the Rights will be evidenced by book-entry credits. Any of the Rights held by an acquiring person will be void and may not be exercised.

Consequences of a Person or Group Becoming an Acquiring Person.

•	Flip In. If a person or group becomes an acquiring person, all holders of the Rights except the acquiring person may, for the then applicable exercise price, purchase shares of Wyndham common stock with a market value of twice the then applicable exercise price, based on the market price of Wyndham common stock prior to such acquisition.

•	Flip Over. If Wyndham is acquired in a merger or similar transaction after the date the Rights become exercisable, all holders of the Rights except the acquiring person may, for the then applicable exercise price, purchase shares of the acquiring corporation with a market value of twice the then applicable exercise price, based on the market price of the acquiring corporation’s stock prior to such merger.

Expiration. The Rights Plan contains a so-called “sunset provision,” pursuant to which the Rights Plan will expire following the date of Wyndham’s 2008 annual meeting of stockholders unless the continuation of the Rights Plan is approved by a majority of the shares present and entitled to vote at such 2008 annual meeting of stockholders. If Wyndham’s stockholders do not approve the continuation of the Rights Plan, these Rights will expire. If Wyndham’s stockholders approve the continuation of the Rights Plan, these Rights will expire on July 13, 2016.

Redemption. Wyndham’s Board may redeem the Rights for $0.001 per Right at any time before a person or group becomes an acquiring person. If Wyndham’s Board redeems any of the Rights, it must redeem all of the Rights. Once the Rights are redeemed, the only right of the holders of the Rights will be to receive the redemption price of $0.001 per Right. The redemption price will be adjusted if Wyndham has a stock split or issues stock dividends on Wyndham common stock.

Exchanges. After a person or group becomes an acquiring person, but before an acquiring person owns 50% or more of Wyndham’s outstanding common stock, Wyndham’s Board may extinguish the Rights by exchanging one share of Wyndham common stock or an equivalent security for each Right, other than Rights held by the acquiring person.

Anti-Dilution Provisions. The purchase price for one one-thousandth of a share of Wyndham’s Preferred Stock, the number of shares of Preferred Stock issuable upon the exercise of a Right and the number of the outstanding Rights may be subject to adjustment in order to prevent dilution that may occur from a stock dividend, a stock split or a reclassification of Wyndham’s preferred stock. No adjustments to the purchase price of Wyndham’s Preferred Stock will be required until the cumulative adjustments would amount to at least 1% of the purchase price.

Amendments. The terms of the Rights Agreement may be amended by Wyndham without the consent of the holders of Wyndham common stock. After the Rights separate from Wyndham common stock and become exercisable, Wyndham may not amend the agreement in a way that adversely affects the interests of the holders of the Rights.

The Certificate of Designation and the Rights Agreement are attached as Exhibits 3.3 and 4.1, respectively, to this Current Report on Form 8-K and are incorporated by reference into this item. This summary description of the Rights Agreement, the Rights and Preferred Stock does not purport to be complete and is qualified in its entirety by reference to such exhibits.

Employment Agreements and Benefit Plans

Wyndham has entered into employment agreements, to be effective as of the date of the distribution, with Franz S. Hanning, who will serve as President and Chief Executive Officer of Wyndham Vacation Ownership, Kenneth N. May, who will serve as President and Chief Executive Officer of our RCI Global Vacation Network, Steven A. Rudnitsky, who will serve as President and Chief Executive Officer of our Wyndham Hotel Group, and Virginia M. Wilson, who will serve as our Executive Vice President and Chief Financial Officer.

Franz S. Hanning. The employment agreement with Franz S. Hanning has a term ending on the third anniversary of the distribution. Pursuant to our by-laws, our Board may terminate Mr. Hanning’s employment at any time. Upon expiration of the employment agreement, Mr. Hanning will be an employee at will unless the agreement is renewed or a new agreement is executed.

In addition to providing for a minimum base salary of $550,000, a retention bonus of $700,000 (to be paid after the distribution, but in no event later than December 31, 2006) and participation in employee benefit plans generally available to our executive officers, Mr. Hanning’s agreement provides for an annual incentive award with a target amount equal to $660,000, subject to attainment of performance goals, and grants of long-term incentive awards, upon such terms and conditions as determined by us. Also, Mr. Hanning will be granted an equity incentive award relating to our common stock, which will have a value on the grant date of $3 million, two-thirds (2/3) of which will vest in equal installments on each of the first four anniversaries of May 2, 2006, subject to his continued employment with us through each such vesting date, and one-third (1/3) of which will vest (or not vest) on May 2, 2009, subject to Mr. Hanning remaining continuously employed with us through such date, provided, that upon a Change-of-Control (as defined in our 2006 Equity and Incentive Plan), this $3 million equity grant will become immediately and fully vested. In addition, Mr. Hanning will be eligible to receive a long term bonus (the “Long Term Bonus”) in respect of the three year period from January 1, 2006 to December 31, 2008, payable within 60 days following December 31, 2008, not to exceed $2 million, based on the attainment of performance goals relating to Wyndham Vacation Ownership’s financial performance, to be determined by us in our sole discretion. In consideration of the Long Term Bonus and in connection with the distribution and this employment agreement, we and Mr. Hanning have agreed to terminate all existing bonus, commission, incentive and cash payment opportunities owed to Mr. Hanning by Cendant, excluding those discussed in the employment agreement.

Mr. Hanning’s agreement provides that if his employment with us is terminated by us without “cause” or due to a “constructive discharge” (each term as defined in Mr. Hanning’s agreement), he will be entitled to a lump sum payment equal to 100% of the sum of his then-current base salary plus his then-current target annual bonus, accelerated vesting and payment of the Long Term Bonus (unless the performance period relating thereto has already ended and final determination regarding whether the Long Term Bonus has been earned has already been made), and payment of his COBRA premiums until Mr. Hanning commences employment with a new employer or commences self-employment. If the receipt of any payments or benefits from us, whether pursuant to this employment agreement or otherwise, would subject Mr. Hanning to excise taxes under Section 4999 of the Internal Revenue Code (“Excise Taxes”), we will pay an additional amount (the “Gross-Up Payment”) to Mr. Hanning equal to the amount of all such Excise Taxes, including excise taxes on the Gross-Up Payment, provided, that if the value of all such payments (excluding the Gross-Up Payment) does not exceed 110% of the greatest amount that could be paid to Mr. Hanning without giving rise to any Excise Taxes, the payments will be reduced to the extent necessary to avoid giving rise to Excise Taxes, and no Gross-Up Payment shall be made. Mr. Hanning’s agreement provides for post-termination non-competition and non-solicitation covenants which will last for one year following Mr. Hanning’s employment with us.

Kenneth N. May. The employment agreement with Kenneth N. May has a term ending on the third anniversary of the distribution. Pursuant to our by-laws, our Board may terminate Mr. May’s employment at any time. Upon expiration of the employment agreement, Mr. May will be an employee at will unless the agreement is renewed or a new agreement is executed. In addition to providing for a minimum base salary of $550,000 and participation in employee benefit plans generally available to our executive officers, Mr. May’s agreement provides for an annual incentive award with a target amount equal to 100% of his base salary, subject to attainment of performance goals, and grants of long-term incentive awards, upon such terms and conditions as determined by us. In addition, Mr. May will be granted an equity incentive award relating to our common stock, which will have a value on the grant date of $3 million, which will vest as determined by us and which shall be subject to the terms and conditions of our 2006 Equity and Incentive Plan and the applicable agreement evidencing such awards as determined by us. Mr. May’s agreement provides that if his employment with us is terminated by us without “cause” or due to a “constructive discharge” (each term as defined in Mr. May’s agreement), he will be entitled to a lump sum payment equal to 200% of the sum of his then-current base salary plus his then-current target annual bonus. In addition, in this event, all of Mr. May’s then-outstanding Wyndham equity awards that would have otherwise become vested within one year following his termination of employment will become vested, subject to achievement of all applicable performance goals. Further, any such award which is a Wyndham stock option or a stock appreciation right granted on or after the distribution date will remain exercisable until the earlier of two years following his termination of employment and the original expiration date of such awards. Mr. May’s agreement provides for post-termination non-competition and non-solicitation covenants which will last for one year following his employment with us, unless Mr. May’s employment with us is terminated before the expiration of the term of the agreement, in which case the non-competition and non-solicitation covenants will last for two years.

Steven A. Rudnitsky. The employment agreement with Steven A. Rudnitsky has a term ending on the third anniversary of the distribution. Pursuant to our by-laws, our Board may terminate Mr. Rudnitsky’s employment at any time. Upon expiration of the employment agreement, Mr. Rudnitsky will be an employee at will unless the agreement is renewed or a new agreement is executed. In addition to providing for a minimum base salary of $500,000 and participation in employee benefit plans generally available to our executive officers, Mr. Rudnitsky’s agreement provides for an annual incentive award with a target amount equal to 100% of his base salary, subject to attainment of performance goals, and grants of long-term incentive awards, upon such terms and conditions as determined by our us. In addition, Mr. Rudnitsky will be granted an equity incentive award relating to our common stock, which will have a value on the grant date of $3 million, which will vest as determined by us and which shall be subject to the terms and conditions of our 2006 Equity and Incentive Plan and the applicable agreement evidencing such awards as determined by us. Mr. Rudnitsky’s agreement provides that if his employment with us is terminated by us without “cause” or due to a “constructive discharge” (each term as defined in Mr. Rudnitsky’s agreement), he will be entitled to a lump sum payment equal to 200% of the sum of his then-current base salary plus his then-current target annual bonus. In addition, in this event, all of Mr. Rudnitsky’s then-outstanding Wyndham equity awards that would have otherwise become vested within one year following his termination of employment will become vested, subject to achievement of all applicable performance goals. Further, any such award which is a Wyndham stock option or a stock appreciation right granted on or after the distribution date will remain exercisable until the earlier of two years following his termination of employment and the original expiration date of such awards. Mr. Rudnitsky’s agreement provides for post-termination non-competition and non-solicitation covenants, subject to certain exceptions concerning hotel equity investments, which will last for one year following his employment with us, unless Mr. Rudnitsky’s employment with us is terminated before the expiration of the term of the agreement, in which case the non-competition and non-solicitation covenants will last for two years.

Virginia M. Wilson. The employment agreement with Virginia M. Wilson has a term ending on the third anniversary of the distribution. Pursuant to our by-laws, our Board may terminate Ms. Wilson’s employment at any time. Upon expiration of the employment agreement, Ms. Wilson will be an employee at will unless the agreement is renewed or a new agreement is executed. In addition to providing for a minimum base salary of $475,000 and participation in employee benefit plans generally available to our executive officers, Ms. Wilson’s agreement provides for an annual incentive award with a target amount equal to 100% of her base salary, subject to attainment of performance goals, and grants of long-term incentive awards, upon such terms and conditions as determined by us. In addition, Ms. Wilson will be granted an equity incentive award relating to our common stock, which will have a value on the grant date of $2.5 million, which will vest as determined by us and which shall be subject to the terms and conditions of our 2006 Equity and Incentive Plan and the applicable agreement evidencing such awards as determined by us. Ms. Wilson’s agreement provides that if her employment with us is terminated by us without “cause” or due to a “constructive discharge” (each term as defined in Ms. Wilson’s agreement), she will be entitled to a lump sum payment equal to 200% of the sum of her then-current base salary plus her then-current target annual bonus. In addition, in this event, all of Ms. Wilson’s then-outstanding Wyndham equity awards that would have otherwise become vested within one year following her employment will become vested, subject to achievement of all applicable performance goals. Further, any such award which is a Wyndham stock option or a stock appreciation right granted on or after the distribution date will remain exercisable until the earlier of two years following her termination of employment and the original expiration date of such awards. Ms. Wilson’s agreement provides for post-termination non-competition and non-solicitation covenants which will last for one year following her employment with us, unless Ms. Wilson’s employment with us is terminated before the expiration of the term of the agreement, in which case the non-competition and non-solicitation covenants will last for two years.

The employment agreements for Franz S. Hanning, Kenneth N. May, Steven A. Rudnitsky and Virginia M. Wilson are attached as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K. This summary description of the employment agreements does not purport to be complete and is qualified in its entirety by reference to such exhibits.

As described in the information statement, dated July 13, 2006 (the “Information Statement”), which is attached as Exhibit 99.2 to this Current Report on Form 8-K, our Board approved the adoption of the Wyndham Worldwide Corporation 2006 Equity and Incentive Plan, the Wyndham Worldwide Corporation Non-Employee Directors Deferred Compensation Plan, the Wyndham Worldwide Corporation Savings Restoration Plan, and the Wyndham Worldwide Corporation Officer Deferred Compensation Plan.

Item 3.03	Material Modification to Rights of Security Holders.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this item. The Certificate of Designation and the Rights Agreement are attached as Exhibits 3.3 and 4.1, respectively, to this Current Report on Form 8-K and are incorporated by reference into this item.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 13, 2006, Wyndham amended and restated its certificate of incorporation (the “Amended and Restated Certificate of Incorporation”) and by-laws (the “Amended and Restated By-Laws”). A description of the material provisions of the Amended and Restated Certificate of Incorporation and Amended and Restated By-Laws is included in the Information Statement. Wyndham’s Amended and Restated Certificate of Incorporation and Amended and Restated By-Laws are attached as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated by reference into this item.

Item 8.01	Other Events.

On July 13, 2006, Cendant announced that its Board of Directors had approved the distribution to its stockholders of all of its shares of common stock of Wyndham, a wholly owned subsidiary of Cendant that holds directly or indirectly the assets and liabilities associated with Cendant’s Hospitality Services (including Timeshare Resorts) businesses. To implement the distribution, Cendant will distribute one share of Wyndham common stock for every five shares of Cendant common stock outstanding as of the close of business on July 21, 2006 (the “Record Date”). Fractional shares of Wyndham will not be distributed, and any Cendant stockholder entitled to receive a fractional share will instead receive a cash payment. The distribution is expected to occur after the close of business on July 31, 2006 to Cendant stockholders of record as of the close of business on the Record Date. The distribution of Wyndham common stock has been structured to qualify as a tax-free stock dividend to Cendant stockholders for U.S.

income tax purposes. Cash received in lieu of fractional shares, however, will be taxable. Reference is made to Cendant’s press release dated July 13, 2006, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this item.

The distribution of Wyndham common stock by Cendant and Wyndham’s separation from Cendant is more fully described in the Information Statement. A final form of the Information Statement will be mailed to Cendant stockholders of record as of the close of business on the Record Date shortly after the Record Date. Attached as Exhibit 99.2 to this Current Report on Form 8-K is the Information Statement that will be mailed to stockholders of Cendant in connection with Cendant’s distribution to its stockholders of all the outstanding shares of common stock of Wyndham. The Information Statement describes for stockholders the details of the distribution and provides information as to the business and management of Wyndham and is incorporated by reference into this item.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
Exhibit 3.1	Amended and Restated Certificate of Incorporation

Exhibit 3.2	Amended and Restated By-Laws

Exhibit 3.3	Certificate of Designations of Series A Junior Participating Preferred Stock

Exhibit 4.1	Rights Agreement, dated as of July 13, 2006, by and between Wyndham Worldwide Corporation and Mellon Investor Services, LLC, as Rights Agent, including the form of Rights Certificate as Exhibit B thereto and the form of Summary of Rights as Exhibit C thereto

Exhibit 10.1	Employment Agreement with Franz S. Hanning

Exhibit 10.2	Employment Agreement with Kenneth N. May

Exhibit 10.3	Employment Agreement with Steven A. Rudnitsky

Exhibit 10.4	Employment Agreement with Virginia M. Wilson

Exhibit 10.5	Wyndham Worldwide Corporation 2006 Equity and Incentive Plan

Exhibit 10.6	Wyndham Worldwide Corporation Non-Employee Directors Deferred Compensation Plan

Exhibit 10.7	Wyndham Worldwide Corporation Savings Restoration Plan

Exhibit 10.8	Wyndham Worldwide Corporation Officer Deferred Compensation Plan

Exhibit 99.1	Press Release, dated as of July 13, 2006

Exhibit 99.2	Information Statement of Wyndham Worldwide Corporation dated July 13, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WYNDHAM WORLDWIDE CORPORATION

By:	/s/ Scott G. McLester
Scott G. McLester Executive Vice President and General Counsel

Date: July 19, 2006

WYNDHAM WORLDWIDE CORPORATION

CURRENT REPORT ON FORM 8-K

Report Dated July 19, 2006

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 3.1	Amended and Restated Certificate of Incorporation

Exhibit 3.2	Amended and Restated By-Laws

Exhibit 3.3	Certificate of Designations of Series A Junior Participating Preferred Stock

Exhibit 4.1	Rights Agreement, dated as of July 13, 2006, by and between Wyndham Worldwide Corporation and Mellon Investor Services, LLC, as Rights Agent, including the form of Rights Certificate as Exhibit B thereto and the form of Summary of Rights as Exhibit C thereto

Exhibit 10.1	Employment Agreement with Franz S. Hanning

Exhibit 10.2	Employment Agreement with Kenneth N. May

Exhibit 10.3	Employment Agreement with Steven A. Rudnitsky

Exhibit 10.4	Employment Agreement with Virginia M. Wilson

Exhibit 10.5	Wyndham Worldwide Corporation 2006 Equity and Incentive Plan

Exhibit 10.6	Wyndham Worldwide Corporation Non-Employee Directors Deferred Compensation Plan

Exhibit 10.7	Wyndham Worldwide Corporation Savings Restoration Plan

Exhibit 10.8	Wyndham Worldwide Corporation Officer Deferred Compensation Plan

Exhibit 99.1	Press Release, dated as of July 13, 2006

Exhibit 99.2	Information Statement of Wyndham Worldwide Corporation dated July 13, 2006